Exhibit 99.1
GoHealth Reports Strong Fourth Quarter and Fiscal Year 2024 Results, Driven by a Successful Annual Enrollment Period

CHICAGO, February 27, 2025 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced financial results for the three and twelve months ended December 31, 2024.
Fourth Quarter Highlights

•Achieved net revenues of $389.1 million, a substantial 41% increase compared to the prior year period.

•Submissions grew to 481,445, representing a 67% increase compared to the prior year period.

•Net income of $58.0 million, a substantial improvement of $60.3 million compared to the prior year period.

•Adjusted EBITDA1 surged to $117.8 million, a significant 107% increase compared to the prior year period.

•Compared to the prior year period, Direct Operating Cost per Submission2 improved 27%, to an industry leading $501.

•The integration and transformation of e-TeleQuote Insurance, Inc. (“e-TeleQuote”) has driven growth and efficiency gains, delivering significant performance improvements in the 2024 Annual Enrollment Period.

Full-Year 2024 Highlights

•Full-year net revenues reached $798.9 million, reflecting 9% growth compared to the prior year.

•Submissions were 1,016,182, a 23% increase compared to the prior year.

•Net loss of $7.3 million, an improvement of $144.0 million compared to the prior year.

•Adjusted EBITDA1 of $120.3 million, a 60% increase compared to the prior year.

•Successfully refinanced our credit facility with new five-year term and lender group.

•Supported nearly 3 million Medicare consumers in assessing benefit options in 2024.

•Implemented the PlanFit Save initiative and began receiving health plan compensation for membership retention.

•Remained top partner to health plans based on Submission volume.

“GoHealth’s strong 2024 performance highlights our market-leading, technology-driven approach in the digital Medicare marketplace. While we predicted favorable market dynamics, we were even more pleased by the velocity of our efficiency improvements and the immediate impact of our technology initiatives on profitability. We are energized by the opportunities ahead and are already executing on them," said Vijay Kotte, CEO of GoHealth. "The successful onboarding and optimization of e-TeleQuote, expansion of our health plan partnerships, and continued investment in artificial intelligence and advanced analytics have further strengthened GoHealth’s position as a leading digital Medicare marketplace. As we move into 2025, we continue to focus on driving sustainable, profitable growth, enhancing the consumer experience, and reinforcing our market leadership through continued innovation and operational excellence."

“Our 2024 financial results demonstrate GoHealth’s capacity to achieve exceptional performance through disciplined execution and strategic investment,” said Brendan Shanahan, CFO of GoHealth. “The substantial year-over-year growth in net income and the 107% year-over-year growth in Adjusted EBITDA1 during Q4, coupled with significant gains in operating efficiency, reinforces the strength of our strategy. As we begin 2025, we are optimistic that the favorable market dynamics we experienced will persist through at least the first three quarters with cautious optimism for similar favorable dynamics for the fourth quarter, enabling us to build on this solid financial foundation.”

(1)Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see below.
(2)Direct Operating Cost per Submission is an operating metric. For a definition of Direct Operating Cost per Submission and an explanation of its calculation, please see below.

Conference Call Details

The Company will host a conference call today, Thursday, February 27, 2025 at 8:00 a.m. (ET) to discuss its financial results. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.

GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave
JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, future capital expenditures, debt service obligations, adoption and use of artificial intelligence technologies, the impact on our business from the acquisition of e-TeleQuote and our ability to successfully integrate e-TeleQuote’s operations, technologies and employees into our business, are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“2023 Annual Report on Form 10-K”) and our forthcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report on Form 10-K”), as well as our other filings with the Securities and Exchange Commission. The factors described in our 2023 Annual Report on Form 10-K and our forthcoming 2024 Annual Report on Form 10-K should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in the Quarterly Report on Form 10-Q for the first fiscal quarter ended March 31, 2024, the Quarterly Report on Form 10-Q for the second fiscal quarter ended June 30, 2024, the Quarterly Report on Form 10-Q for the third quarter ended September 30, 2024 and in our other filings with the Securities and Exchange Commission.

You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Non-GAAP Financial Measures
Throughout this press release, we use a number of non-GAAP financial measures. Non-GAAP financial measures are supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Consolidated Financial Statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We define these non-GAAP financial measures as follows:

•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized in the table furnished below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor the results of operations, as well as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to its most directly comparable GAAP financial measure are presented in the tables furnished below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-routine items.

Key Business Performance and Operating Metrics

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics are as follows:

•“Direct Operating Cost of Submission” is an operating metric that represents costs directly attributable to Submissions generated during a particular period and excludes costs that are indirect or fixed. Direct Operating Cost of Submission is comprised of the portion of the respective operating expenses for revenue share, marketing and advertising and consumer care and enrollment that are directly related to the Submissions generated in the particular period. Direct Operating Cost of Submission, previously referred to as “Direct Cost of Submission,” reflects a name change only.

•“Direct Operating Cost per Submission” is an operating metric that represents the average performance of Submissions generated during a particular period. Direct Operating Cost per Submission refers to (x) Direct Operating Cost of Submission for a particular period divided by (y) the number of Submissions generated for such period. Direct Operating Cost per Submission, previously referred to as “Direct Cost per Submission” reflects a name change only.

•“Sales/Direct Operating Cost of Submission” represents (x) the numerator of Sales per Submission, as defined below, divided by (y) Direct Operating Cost of Submission. Sales/Direct Operating Cost of Submission, previously referred to as “Sales/Direct Cost of Submission” reflects a name change only.

•“Sales per Submission” is an operating metric that represents the average performance of Submissions generated during a particular period. Sales per Submission measures revenues only from the Submissions generated in the period and excludes items that are unrelated to such Submissions, including any impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods. Sales per Submission equals (x) the sum of (i) agency revenues, comprised of the expected amount of initial commission revenue and any renewal commissions to be paid from the health plan partners on such placement as long as the policyholder remains with the same insurance product, as well as partner marketing and other revenue and (ii) non-agency revenues, comprised of the enrollment and engagement services for which cash is collected in advance or in close proximity to the point in time revenue is recognized, divided by (y) the number of Submissions generated for such period.

•“Submission” refers to either (i) a completed application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period, excluding applications through our Non-Encompass BPO Services or (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period.

Direct Operating Cost of Submission, Direct Operating Cost per Submission, Sales/Direct Operating Cost of Submission, Sales per Submission and Submissions are key operating metrics we use to understand our underlying financial performance and trends.

Certain Definitions and Key Terms

As used in this press release, unless the context otherwise requires:

•“LTV” refers to the Lifetime Value of Commissions, which we define as aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints.

•“Non-Encompass BPO Services” refer to programs in which GoHealth-employed agents are dedicated to certain health plans and agencies we partner with outside of the Encompass operating model.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2024		2023
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$389,132	100.0%	$276,697	100.0%	$112,435	40.6%
Operating expenses:
Revenue share	52,236	13.4%	41,085	14.8%	11,151	27.1%
Marketing and advertising expense	99,647	25.6%	80,614	29.1%	19,033	23.6%
Consumer care and enrollment	89,683	23.0%	75,199	27.2%	14,484	19.3%
Technology expense	12,125	3.1%	11,596	4.2%	529	4.6%
General and administrative	31,659	8.1%	19,629	7.1%	12,030	61.3%
Amortization of intangible assets	23,515	6.0%	23,514	8.5%	1	—%
Intangible asset impairment charges	—	—%	10,000	3.6%	(10,000)	(100.0)%
Total operating expenses	308,865	79.4%	261,637	94.6%	47,228	18.1%
Income (loss) from operations	80,267	20.6%	15,060	5.4%	65,207	433.0%
Interest expense	17,735	4.6%	17,751	6.4%	(16)	(0.1)%
Gain on bargain purchase	(7,129)	(1.8)%	—	—%	(7,129)	NM
Loss on extinguishment of debt	10,463	2.7%	—	—%	10,463	NM
Other (income) expense, net	(1,166)	(0.3)%	(776)	(0.3)%	(390)	50.3%
Income (loss) before income taxes	60,364	15.5%	(1,915)	(0.7)%	62,279	(3252.2)%
Income tax expense (benefit)	2,389	0.6%	379	0.1%	2,010	530.3%
Net income (loss)	57,975	14.9%	(2,294)	(0.8)%	60,269	(2627.2)%
Net income (loss) attributable to noncontrolling interests	32,466	8.3%	(1,068)	(0.4)%	33,534	(3139.9)%
Net income (loss) attributable to GoHealth, Inc.	$25,509	6.6%	$(1,226)	(0.4)%	$26,735	(2180.7)%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic	$2.42		$(0.22)
Net income (loss) per share of Class A common stock — diluted	$1.56		$(0.22)
Weighted-average shares of Class A common stock outstanding — basic	10,152		9,582
Weighted-average shares of Class A common stock outstanding —diluted	16,370		9,582
Non-GAAP financial measures:
EBITDA	$105,026		$42,684
Adjusted EBITDA	$117,839		$57,000
Net income (loss) margin	14.9%		(0.8)%
Adjusted EBITDA margin	30.3%		20.6%

NM = Not meaningful

	Twelve months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2024		2023
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$798,894	100.0%	$734,671	100.0%	$64,223	8.7%
Operating expenses:
Revenue share	130,612	16.3%	158,961	21.6%	(28,349)	(17.8)%
Marketing and advertising expense	235,696	29.5%	205,042	27.9%	30,654	15.0%
Consumer care and enrollment	222,414	27.8%	209,234	28.5%	13,180	6.3%
Technology expense	41,046	5.1%	43,302	5.9%	(2,256)	(5.2)%
General and administrative	82,116	10.3%	93,069	12.7%	(10,953)	(11.8)%
Amortization of intangible assets	94,057	11.8%	94,057	12.8%	—	—%
Operating lease impairment charges	—	—%	2,687	0.4%	(2,687)	(100.0)%
Intangible asset impairment charges	—	—%	10,000	1.4%	(10,000)	(100.0)%
Total operating expenses	805,941	100.9%	816,352	111.1%	(10,411)	(1.3)%
Income (loss) from operations	(7,047)	(0.9)%	(81,681)	(11.1)%	74,634	(91.4)%
Interest expense	72,868	9.1%	69,472	9.5%	3,396	4.9%
Gain on bargain purchase	(84,492)	(10.6)%	—	—%	(84,492)	NM
Loss on extinguishment of debt	10,463	1.3%	—	—%	10,463	NM
Other (income) expense, net	(834)	(0.1)%	(37)	—%	(797)	2154.1%
Income (loss) before income taxes	(5,052)	(0.6)%	(151,116)	(20.6)%	146,064	(96.7)%
Income tax expense (benefit)	2,267	0.3%	154	—%	2,113	1372.1%
Net income (loss)	(7,319)	(0.9)%	(151,270)	(20.6)%	143,951	(95.2)%
Net income (loss) attributable to noncontrolling interests	(4,391)	(0.5)%	(88,013)	(12.0)%	83,622	(95.0)%
Net income (loss) attributable to GoHealth, Inc.	$(2,928)	(0.4)%	$(63,257)	(8.6)%	$60,329	(95.4)%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic and diluted	$(0.66)		$(7.19)
Weighted-average shares of Class A common stock outstanding — basic and diluted	9,980		9,292
Non-GAAP financial measures:
EBITDA	$173,706		$24,104
Adjusted EBITDA	$120,319		$75,091
Net income (loss) margin	(0.9)%		(20.6)%
Adjusted EBITDA margin	15.1%		10.2%

NM = Not meaningful

The following table sets forth the reconciliations of GAAP net income (loss) to EBITDA and Adjusted EBITDA for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2024	2023	2024	2023
Net revenues	$389,132	$276,697	$798,894	$734,671
Net income (loss)	57,975	(2,294)	(7,319)	(151,270)
Interest expense	17,735	17,751	72,868	69,472
Income tax expense (benefit)	2,389	379	2,267	154
Depreciation and amortization expense	26,927	26,848	105,890	105,748
EBITDA	105,026	42,684	173,706	24,104
Gain on bargain purchase[1]	(7,129)	—	(84,492)	—
Loss on extinguishment of debt[2]	10,463	—	10,463	—
Share-based compensation expense[3]	4,747	3,405	11,281	19,564
Professional services[4]	2,853	335	3,671	1,548
Legal fees[5]	1,586	148	2,917	14,840
Other (income) loss related to the adjustment of liabilities under the Tax Receivable Agreement[6]	293	428	293	428
Severance costs[7]	—	—	2,480	1,920
Intangible asset impairment charges[8]	—	10,000	—	10,000
Operating lease impairment charges[9]	—	—	—	2,687
Adjusted EBITDA	$117,839	$57,000	$120,319	$75,091
Net income (loss) margin	14.9%	(0.8)%	(0.9)%	(20.6)%
Adjusted EBITDA margin	30.3%	20.6%	15.1%	10.2%

(1)Represents the excess of the acquisition-date fair value of the net assets acquired over the acquisition-date fair value of the consideration transferred related to the acquisition of e-TeleQuote.
(2)Represents the loss on debt extinguishment related to the write-down of deferred debt discount and debt issuance costs in conjunction with the refinancing of the Term Loan Facilities.
(3)Represents non-cash share-based compensation expense relating to equity awards as well as share-based compensation expense relating to liability classified awards that will be settled in cash.
(4)Represents costs primarily associated with non-routine consulting fees and other professional services.
(5)Represents legal fees, settlement accruals and other expenses related to certain acquisitions, litigation, Credit Agreement amendments and other non-routine legal or regulatory matters.
(6)Represents expense related to the measurement of our Tax Receivable Agreement obligation.
(7)Represents severance costs and other fees associated with a reduction in workforce unrelated to restructuring activities.
(8)Represents an indefinite-lived intangible asset impairment charge for the twelve months ended December 31, 2023.
(9)Represents operating lease impairment charges, reducing the carrying value of the associated ROU assets and leasehold improvements to the estimated fair values.

The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2024	2023	2024	2023
Medicare Revenue
Agency Revenue
Commission Revenue[1]	$278,362	$94,405	$506,516	$355,918
Partner Marketing and Other Revenue	27,234	16,093	75,160	87,712
Total Agency Revenue	305,596	110,498	581,676	443,630
Non-Agency Revenue	81,566	165,383	212,289	271,969
Total Medicare Revenue	387,162	275,881	793,965	715,599
Other Revenue
Non-Encompass BPO Services Revenue	—	—	—	9,322
Other Revenue	1,970	816	4,929	9,750
Total Other Revenue	1,970	816	4,929	19,072
Total Net Revenue	$389,132	$276,697	$798,894	$734,671
(1)Commission revenue excludes commissions generated through Non-Encompass BPO Services as well as from the sale of individual and family plan insurance products.

The following table sets forth our balance sheets for the periods indicated (unaudited):

	Dec. 31,
(in thousands, except per share amounts)	2024	2023
Assets
Current assets:
Cash and cash equivalents	$40,921	$90,809
Accounts receivable, net of allowance for doubtful accounts of $1 in 2024 and $27 in 2023	4,452	250
Commissions receivable - current	320,399	336,215
Prepaid expense and other current assets	34,639	49,166
Total current assets	400,411	476,440
Commissions receivable - non-current	733,161	575,482
Operating lease ROU asset	19,317	21,995
Property, equipment, and capitalized software, net	29,320	26,843
Intangible assets, net	302,497	396,554
Other long-term assets	3,717	2,256
Total assets	$1,488,423	$1,499,570
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$14,591	$17,705
Accrued liabilities	121,346	86,254
Commissions payable - current	98,771	127,265
Short-term operating lease liability	5,705	5,797
Deferred revenue	53,720	52,403
Current portion of long-term debt	39,500	75,000
Other current liabilities	4,419	5,589
Total current liabilities	338,052	370,013
Non-current liabilities:
Commissions payable - non-current	177,656	203,255
Long-term operating lease liability	34,900	39,547
Long-term debt, net of current portion	447,865	422,705
Deferred tax liability	22,350	—
Other non-current liabilities	9,200	9,095
Total non-current liabilities	691,971	674,602
Commitments and Contingencies
Series A redeemable convertible preferred stock — $0.0001 par value; 50 shares authorized; 50 shares issued and outstanding as of both December 31, 2024 and December 31, 2023. Liquidation preference of $54.6 million and $50.9 million as of December 31, 2024 and December 31, 2023, respectively.	52,962	49,302
Stockholders’ equity:
Class A common stock – $0.0001 par value; 1,100,000 shares authorized; 10,614 and 9,823 shares issued; 10,292 and 9,651 shares outstanding as of December 31, 2024 and December 31, 2023, respectively.	1	1
Class B common stock – $0.0001 par value; 615,917 shares authorized; 12,711 and 12,814 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding as of both December 31, 2024 and December 31, 2023.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding as of both December 31, 2024 and December 31, 2023.	—	—
Treasury stock – at cost; 322 and 173 shares of Class A common stock as of December 31, 2024 and December 31, 2023, respectively.	(4,150)	(2,640)
Additional paid-in capital	669,346	654,059
Accumulated other comprehensive income (loss)	(151)	(127)
Accumulated deficit	(423,208)	(420,280)
Total stockholders’ equity attributable to GoHealth, Inc.	241,839	231,014
Non-controlling interests	163,599	174,639
Total stockholders’ equity	405,438	405,653
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$1,488,423	$1,499,570
The following table sets forth the net cash provided by (used in) operating activities for the periods presented (unaudited):

Net cash provided by (used in) operating activities	Twelve months ended Dec. 31,
	2024	2023
	$(21,607)	$109,141

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. Below are the most relevant business and operating metrics for our single operating and reportable segment.
The following table presents the number of Submissions for the periods presented:

Submissions	Three months ended Dec. 31,
	2024	2023	Change	% Change
	481,445	288,127	193,318	67.1%

	Twelve months ended Dec. 31,
	2024	2023	Change	% Change
	1,016,182	826,159	190,023	23.0%

The following table presents the Sales per Submission for the periods presented:

Sales Per Submission	Three months ended Dec. 31,
	2024	2023	$ Change	% Change
	$804	$957	$(153)	(16.0)%

	Twelve months ended Dec. 31,
	2024	2023	$ Change	% Change
	$781	$866	$(85)	(9.8)%

The following table presents the Direct Operating Cost per Submission for the periods presented:

Direct Operating Cost Per Submission	Three months ended Dec. 31,
	2024	2023	$ Change	% Change
	$501	$688	$(187)	(27.2)%

	Twelve months ended Dec. 31,
	2024	2023	$ Change	% Change
	$578	$683	$(105)	(15.4)%

The following are our Direct Operating Cost of Submission (in thousands) and Sales/Direct Operating Cost of Submission for the periods presented:

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
	2024	2023	2024	2023
Direct Operating Cost of Submission	$241,259	$197,940	$587,371	$563,552
Sales/Direct Operating Cost of Submission	1.6	1.4	1.4	1.3